United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
December 5, 2008

Fidelity National Information Services, Inc.

(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	58-2606325
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue
Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 854-8100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition

Item 9.01 Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

Item 2.02 Results of Operations and Financial Condition
Certegy Australia
     On October 13, 2008, Fidelity National Information Services, Inc. (“FIS”) completed the sale of the operating assets of Certegy Australia, Ltd. FIS will begin reporting Certegy Australia, Ltd. as a discontinued operation beginning with the results of operations for the three and twelve month periods ended December 31, 2008.
Reclassifications
     During the first quarter of 2008, the Company reclassified certain revenues from the eFunds acquisition from the International revenue channel to the Integrated Financial Solutions and Enterprise Solutions revenue channels. Accordingly, certain revenues related to eFunds in the third and fourth quarters of 2007 have been reclassified to conform with our current presentation.
     Because the operating results of Certegy Australia, Ltd. will not be formally reported as discontinued operations until the completion of the 2008 fourth quarter, management desires to furnish more timely information to investors to improve the understanding of the Company’s operating performance. Management is separately furnishing information which reflects the operations of Certegy Australia, Ltd. as a discontinued operation and the reclassification of certain eFunds revenues noted above.
     The purpose of the schedules included in Exhibit 99.1 is to recast the 2007 results by quarter and on an annual basis, along with the first, second and third quarters of 2008 in a manner consistent with how FIS will report results beginning in the fourth quarter of 2008. These schedules report the operating results of Certegy Australia, Ltd., which we have sold as discontinued operations. Additionally, Exhibit A reflects the reclassifications of certain eFunds revenues from the International revenue channel to the Integrated Financial Solutions and Enterprise Solutions revenue channels. Revenues and expenses associated with Certegy Australia, Ltd., are presented as discontinued operations in the consolidated statements of earnings. Discontinued operations are reflected separately, net of tax, below net earnings from continuing operations.
     The exhibit included with this filing contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). FIS’s management uses non-GAAP measures for planning purposes, including the preparation of annual operating budgets, and to evaluate the operating performance of its businesses and to compare its operating performance with that of its competitors. Therefore, management believes non-GAAP measures to be relevant and useful information for investors. The non-GAAP measures exclude certain items, which management believes are not indicative of core operating results, however, these items do impact our income statement, and management therefore utilizes non-GAAP measures as an operating performance measure in conjunction with GAAP measures, such as operating income or other income statement data prepared in accordance with GAAP. The non-GAAP measures should not be used in isolation or as a substitute for other measures of financial performance reported in accordance with GAAP.
     The information included in Items 2.02 and 9.01 within this Current Report are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section. The information included in Items 2.02 and 9.01 within this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
     A copy of the historical financial data is attached as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Fidelity National Information Services, Inc. Supplemental Financial Schedules
As described in Item 2.02 above of this Current Report, this exhibit is “furnished” and not “filed” with this Current Report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: December 5, 2008	By:	/s/ George P. Scanlon
Name: George P. Scanlon
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Fidelity National Information Services, Inc. Supplemental Financial Information

As described in Item 2.02 above of this Current Report, this exhibit is “furnished” and not “filed” with this Current Report.